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                                                                  Exhibit 23.1

                       Consent of Independent Auditors


We consent to the reference to our firm under the captions "Summary Financial Data", "Selected Financial Data" and "Experts" and to the use of our report dated July 3, 1997, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-33379) and related Prospectus of Capital Senior Living Corporation for the registration of 9,000,000 shares of its common stock.



                                            /s/ Ernst & Young LLP
                                            Ernst & Young LLP

Dallas, Texas
September 24, 1997